UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 24, 2013 (April 11, 2013)

MULTIPLAYER ONLINE DRAGON INC.
(Exact name of registrant as specified in its charter)

Commission File Number:   000-54030

NEVADA
(State or other jurisdiction of incorporation or organization)

14205 SE 36th Street, Suite 100
Bellevue, WA   98006
(Address of principal executive offices, including zip code.)

(800) 916-1354
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On April 11, 2013, we terminated Michael T. Studer CPA P.C., 18 East Sunrise Highway, Suite 311, Freeport, NY 11520, as our independent registered public accounting firm. The decision to dismiss Michael T. Studer CPA P.C. as our independent registered public accounting firm was recommended by our Audit Committee and approved by our Board of Directors on April 11, 2013. Except as noted in the paragraph immediately below, the reports of Michael T. Studer CPA P.C.’s financial statements for the years ended March 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Michael T. Studer CPA P.C. on our financial statements as of and for the years ended March 31, 2012 and 2011 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered negative working capital, had experienced negative cash flows from continuing operating activities and also due to uncertainty with respect to our ability to meet short-term cash requirements.

During the years ended March 31, 2012 and 2011, and through April 11, 2013, we have not had any disagreements with Michael T. Studer CPA P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Michael T. Studer CPA P.C.’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the years ended March 31, 2012 and 2011, and through April 11, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On April 23, 2013, we delivered a copy of this report to Michael T. Studer CPA P.C.  On April 24, 2013, Michael T. Studer CPA P.C. provided his response.  His response stated that he agreed with the statements concerning their firm contained within the Form 8-K and a copy of his letter is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On April 11, 2013, we engaged WDM Chartered Accountants, (WDM), 1501 West Broadway, Suite 420, Vancouver, BC, Canada, V6J 4Z6, an independent registered public accounting firm, as our principal independent accountant with the recommendation of our Audit Committee and approval of our Board of Directors. We have not consulted with WDM on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with WDM regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that WDM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

16.1	Letter – Michael T. Studer CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of April, 2013.

MULTIPLAYER ONLINE DRAGON INC.
(the “Registrant”)

BY:	FRANK UNDERHILL
Frank Underhill
President, Principal Executive Officer, Principal Financial Officer and a member of the Board of Directors